SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 10, 2006

TITAN GLOBAL HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)

Utah	000-32847	87-0433444
(State of Incorporation)	(Commission File Number)	(IRS Employer ID)

44358 Old Warm Springs Boulevard
Fremont, California 94538
(Address of principle executive offices)

(510) 824-1200
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Copies to:
Gregory Sichenzia, Esq.
Thomas Rose, Esq.
Sichenzia Ross Friedman Ference LLP
1065 Avenue of the Americas
New York, New York 10018
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4. Change’s in Registrant’s Certifying Accountant

On February 10, 2006, Titan General Holdings, Inc. (“Company”) dismissed Wolf and Company (“Wolf”) as its independent auditors and engaged KBA Group LLP (“KBA”) as its independent auditors to audit its financial statements for its year ending August 31, 2006. This decision was approved by the Board of Directors of the Company. Prior to such engagement, the Company did not consult with KBA regarding the application of accounting principles to a specific, completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements.

During the fiscal years ended August 31, 2005 and 2004, and the subsequent interim period through the date of Wolf’s dismissal, February 10, 2006, there have been no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Wolf, would have caused it to make reference to the subject matter of the disagreements in connection with its reports. In addition, there were no such events as described under Item 304(a)(1)(IV)(B) of Regulation S-B during the fiscal years ended August 31, 2005 and 2004.

Wolf audited the Company’s financial statements for the years ended August 31, 2005 and 2004. Wolf’s report for these periods did not contain an adverse opinion or a disclaimer of opinion, nor was it modified as to uncertainty, audit scope, or accounting principles, except that the reports indicated that the Company’s losses from operations raised substantial doubt about its ability to operate as a going concern.

The Company has provided Wolf with a copy of the disclosure contained herein, and has requested that it furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in response to Item 304(a) regarding its involvement with the Company as its independent registered public accounting firm and, if not, stating the respects in which it does not agree. A copy of Wolf’s letter is attached as an exhibit to this Current Report on Form 8-K.

Item 9.01  Financial Statements and Exhibits

Exhibit Number	Description

16.1	Letter from Wolf and Company, dated February 13, 2006

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, thereunto duly authorized.

TITAN GLOBAL HOLDINGS, INC.

Date: February 13, 2006	By:	/s/ Curtis Okumura
Curtis Okumura
President & Chief Executive Officer